Exhibit 99.1

GulfMark Offshore, Inc. Announces 2012 Third Quarter

Earnings Conference Call

HOUSTON, October 22, 2012 – GulfMark Offshore, Inc. (NYSE: GLF) announced today that its third quarter 2012 earnings conference call is scheduled for Wednesday, November 7, 2012, at 9:00 a.m. eastern daylight time. The call will be hosted by David Butters, Chairman; Bruce Streeter, President and CEO; Quintin Kneen, Executive Vice President and Chief Financial Officer; and David Rosenwasser, Executive Vice President and Chief Operating Officer. The company will issue earnings results for the third quarter the evening before the scheduled call.

To participate in the teleconference, investors in the U.S. should dial 1-877-317-6789 at least 10 minutes before the start time and reference GulfMark. Canada-based callers should dial 1-866-605-3852, and international callers outside of North America should dial +1 412-858-4600. The webcast of the conference call also can be accessed by visiting the company’s website, www.gulfmark.com.

A replay of the earnings conference call will be available beginning one hour after the end of the conference call and ending November 12, 2012 at 9:00 a.m. eastern daylight time. To access the replay from the U.S. please dial 1-877-344-7529; outside the U.S. please dial +1 412-317-0088. Please reference conference number 10020331. An audio file of the earnings conference call will be available on the company’s website approximately two hours after the end of the call.

GulfMark Offshore, Inc. provides marine transportation services to the energy industry through a fleet of offshore support vessels serving every major offshore energy industry market in the world.

Contact:	Michael Newman

Investor Relations

E-mail:	Michael.Newman@GulfMark.com

(713) 963-9522

Certain statements and information in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues are based on our forecasts for our existing operations. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delays or cost overruns on construction projects, and other material factors that are described from time to time in the Company’s filings with the SEC, including the registration statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, Quarterly Reports on Form 10-Q

GulfMark Offshore, Inc.

Press Release

October 22, 2012

and Current Reports on Form 8-K. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.